EFH Corp. Spring 2009 Discussion Deck March/April 2009 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program. In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, EFH Corp.’s ability to timely manage the construction of the new plants, labor strikes or labor or materials shortages, and any unexpected judicial rulings with respect to the plants’ construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

Energy Future Holdings
1
1
1
2
1
1
2
ONCOR
TXU Energy
Luminant
1
1
1

Energy Future Holdings Businesses
2,074 Capex
28,495 Net Debt
3,242 Adjusted EBITDA
2008
2,978 Capex
39,307 Net Debt
4,578 Adjusted EBITDA
2008
882 Capex
5,349 Net Debt
1,315 Adjusted EBITDA
2008
Texas Competitive Electric
Holdings Company LLC (“TCEH”)
Ring-fenced
EFH
Business
Services
22 Capex
21 Adjusted EBITDA
2008
1
See Appendix for Regulation G reconciliations and definition.
2 Includes capitalized interest and nuclear fuel purchases.
5,463 Net Debt
2008 Corporate
EFH’s
three distinct businesses each have their own value drivers, as does EFH, parent of Oncor and TCEH.

2
nd
largest non-regulated
electric generator in US
Largest lignite/coal and
nuclear baseload
generation fleet in Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
High-growth service
territory
Constructive regulatory
conditions
Largest retail
electricity  provider in
Texas
Strong customer growth
over previous year
EFH Corp. Overview
The #1 transmission and distribution utility, retail electricity provider and power generator in Texas.

Oncor Overview
Value Drivers
Business Profile
Oncor focuses on maintaining safe operations, achieving a high level of reliability, minimizing service interruptions and investing in its transmission and distribution infrastructure to serve a growing customer base.
6
th
largest US transmission & distribution
company
Low costs and high reliability
No commodity position
Accelerated recovery of investments in
advanced meters and transmission
$1.3 billion CREZ investment
Supportive regulatory environment
11.25% authorized ROE (11.5% requested)
Expedited capital expenditure recovery
(transmission and AMS)
Low operating costs per customer
Strong demand growth vs. US average
Top quartile reliability (SAIDI) and safety
62
64
65
66
68
69
70
72
73
74
62
2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E
Sources: ERCOT, CDR Report, December 2008.
Capital expenditure estimates
08–12E;
$ billions
Projected peak demand growth
1 Minimum capital spending of $3.6 billion over a five-year period, including AMS.
2 Based on ERCOT cost  estimates.
T&D CREZ Total
4.9
1.3
3.6 1

Oncor Wind Infrastructure
…to support the continued buildout of
wind capacity in Texas
1
PUC awarded approximately $1.3 billion (based on ERCOT estimates) of the CREZ buildout to Oncor.
Oncor’s
investment in CREZ is expected to receive accelerated recovery, consistent with other transmission investment, mitigating regulatory lag.
Oncor expects to invest ~$1.3 billion  over
the next 5 years on new transmission lines…

Oncor Demand-Side Management
Oncor is leading the largest smart-meter deployment in the US with an initiative to have 3.4 million meters connected by 2012
With strong encouragement from the
PUC, Oncor recovers its investment
through a PUC-approved surcharge
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor to deploy ~$690 million of capital
for smart meters…
…that will enable key DSM initiatives
Oncor’s
energy efficiency filing has been approved and is reflected in rates.

Oncor Areas Of Focus – 2009
Safety and reliability
AMS
Full deployment of advanced meters expected by 2012 (70,000 meters installed to date)
Capital investment of ~$690 million
Recovery through monthly surcharge over 11 years, began January 1, 2009
($2.21 per month for average residential customer)
Rate Case
June 2008 filing required as part of merger-related settlement with PUC
Oncor filing supports a $253 million increase in rates
Four-week hearing concluded in February 2009
Final order expected Summer 2009
CREZ
Hearings held in December 2008
PUC selected Oncor to construct ~$1.3 billion
1
of CREZ project in February 2009
Oncor acknowledged by PUC as leading transmission utility in Texas, awarded more buildout than any other participant
Oncor awarded a significant number of priority lines requiring expedited construction
1 Based on ERCOT cost  estimates.

6%
66%
28%
Luminant Overview
Business Profile
Generation
Baseload around-the-clock assets that dispatch
at low heat rate levels
~2,200 MW of capacity under construction
Low-cost lignite reserves - Luminant mines  ~20
million tons of lignite annually
Liquidity-light natural gas hedging program
intended to provide cash flow protection
Voluntary SO2
and NO
x
emission reduction
program will reduce emissions below US
averages
Comanche Peak expansion through Mitsubishi
partnership provides a low-cost nuclear growth
option
11%
50%
28%
11%
Coal Gas Nuclear
Generating capacity
2008 ; MW
Total generation
2008 ; GWh
1
Includes 1,329 MW of mothballed gas plants, 4,016 MW of gas plants intended to be mothballed or retired and 2,181 MW of new coal-fueled generation under construction that is expected to come online in 2009 and 2010.
2
At 12/31/08 or twelve months ended 12/31/08.
3
Does not include purchased power.
4
Lignite and PRB costs represent cash costs adjusted for emissions and market PRB prices for coal commodity, and therefore do not represent actual costs incurred by Luminant.
20,546 MW
68,263 GWh
New Build-Coal
Safety
Wholesale power prices
Baseload reliability
Mining operations
Fuel costs
O&M costs
Operational excellence/continuous improvement
Stable competitive market
Value Drivers
1.96
1.51
Lignite Delivered
PRB
3.14
1.70
Lignite Delivered
PRB
Lignite/coal vs. PRB fuel cost
4
05-07 Average; $/MMBtu
13E; $/MMBtu

Luminant Areas Of Focus – 2009
Safety
Industry leading performance at plants and mines
Operations
Bring Sandow 5 and Oak Grove 1 online and continue construction of Oak
Grove 2
Top decile/quartile availability at Comanche Peak and lignite/coal plants
Further embed “Luminant Operating System” and drive continuous improvement in plant and mine operations
Development
Continue to advance Comanche Peak 3 & 4 options
Explore opportunities for new technologies, including wind, solar, next generation coal and new demand sources such as plug-in hybrid electric vehicles (PHEV)
Risk Management
Continue effective and efficient hedging program that is intended to secure cash flows

TXU Energy Overview
TXU Energy is the leading electricity retailer in the ERCOT market.
Value Drivers
Brand recognition
• 12/31/08 Residential market share of 37%
• 12/31/08 Business market share of 26%
Balance Sheet
• Combined TCEH risk management and liquidity
light capital structure
Back Office
• Latest CRM/marketing technology (SAP)
Margins (5–10% net)
Strong brand recognition
Innovative products and services
Committed to low income assistance and Energy Aid
1.9
1.5
0.9
0.3
0.2
0.2
TXU Energy RRI Direct
Energy
Stream
Energy
First Choice Gexa
Source: KEMA, latest available company filings, TXU Energy estimates.
Business Profile
Residential customers/meters
At 9/30/08; millions
Sources: NERC, ERCOT
1.6
1.8
US Average ERCOT
13%
Projected annual demand growth
US avg. and ERCOT; CAGR (2007A-2017E)
TXU Energy total residential customers
02-08; end of period, thousands
2,477
2,207
2,145
1,982
1,871 1,875
1,932
2002 2003 2004 2005 2006 2007 2008
Merger Closed
TXU Energy has invested to create a new public image,
successfully reversing residential market share decline.

TXU Energy Areas Of Focus – 2009
Profitable Growth
Expand market share in South Texas
Maintain residential market share in North Texas
Selectively add profitable business markets customers
Customer Care System
Complete transformation in 2009
Utilize system to enhance customer experience and brand
Risk Management
Accurate forecasting of customer needs
Align pricing with risk (swing, liquidity, etc.)
Active management and monitoring of procurement position to align with changing market conditions

EFH Corp. Debt Structure
Investor Group
EFH
$1.9 billion existing debt
Guarantor of $4.5 billion EFH Notes
$5.5 billion of debt ³
Energy Future
Intermediate
Holding
Company
Energy Future
Competitive
Holdings
Company
TCEH
Oncor Electric
Delivery Holdings
Ring-fenced entities
Guarantor of $6.8 billion TCEH and $4.5 billion EFH Notes
Guarantor of TCEH Sr. Secured Facilities and
Commodity Collateral Posting Facility (CCP)
$0.1 billion of existing debt
Guarantor of $6.8 billion Cash Pay and
PIK Toggle TCEH Notes
Guarantor of TCEH Sr. Secured Facilities
and CCP
$6.8 billion Cash Pay/PIK Toggle TCEH Notes
$22.0 billion Sr. Secured Facilities ²
~20%
Minority
Investor
$4.5 billion Cash Pay/PIK Toggle EFH Notes
$1.7 billion of other debt
As of December 31, 2008
1
$0.0 billion of CCP
Debt Outstanding ($ billions)
EFH $   6.4
EFCH 0.1
TCEH 30.5
Non-regulated 37.0
Oncor 5.5
Total debt 42.5
Cash and cash equivalents 4 (1.8)
Restricted cash (1.4)
Net debt   $39.3
1
Summary diagram includes unamortized discounts and premiums and excludes subsidiaries of EFH that are not subsidiaries of Energy Future Intermediate Holding Company or Energy Future Competitive
Holdings Company, including TXU Receivables Company, which buys receivables from TXU Energy and sells undivided interest in such receivables under the TXU receivables program. The existing debt amount for EFH includes a financing lease of an indirect subsidiary of EFH not included in the diagram above.
2
Includes Deposit Letter of Credit Facility of $1,250 million that is shown as debt on TCEH’s balance sheet offset by $1,250 million of restricted cash.
3
Includes securitization bonds issued by Oncor Electric Delivery Transmission Bond Company LLC.
4 Includes $142 million of investments held in money market fund.

EFH Corp. Liquidity Management
1
4
4,485
5,229
8,050
2
3
1 Cash borrowings of $1.250 billion were drawn on this facility at the closing of the Merger and have been retained as restricted cash. Letters of credit are supported by the restricted cash.
2 Facility to be used for letters of credit and borrowings for general corporate purposes.
3 Facility to be used during the two-year period commencing on the date of the Merger to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities, including previously incurred expenditures not yet funded under this facility.
4
As of December 31, 2008, the TCEH Revolving Credit Facility includes approximately $144 million of undrawn commitments from a Lehman subsidiary that is only available from the fronting banks in the form of letters of credit and excludes $26 million of requested draws not funded by the Lehman subsidiary. The TCEH
Delayed Draw Term Loan Facility excludes $9 million of undrawn commitments and $7 million of requested draws that have not been funded by the Lehman subsidiary.
EFH Corp. (excluding Oncor) available liquidity
As of 12/31/08; $ millions
•
Utilization of the uncapped
commodity collateral posting
facility and 1st lien structure to
minimize liquidity exposure on
the natural gas hedge program
•
Ability to exercise the PIK
feature to further enhance
liquidity by $1.6 billion
4,100
3,562
522
2,700
907
1,767
1,250
760
490
1,706
Facility Limit LOCs/Cash Borrowings Availability
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
TCEH Delayed Draw Term Loan Facility
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated ongoing liquidity needs, but will continue to monitor dislocated market conditions to ensure financial flexibility.

EFH Business Services Areas Of Focus – 2009
Liquidity
Continue monitoring liquidity with stress and scenario testing
Focus on working capital improvement
Debt Management
Identify opportunities to delever and/or extend 2014 maturities
Financial Discipline and Service
Business services transformation to capture cost savings in a depressed outsourcing market
Aggressive performance management of operations
Increase efficiency and service capabilities to support business units

Appendix – Additional Slides and Regulation G Reconciliations

Summer 2009 ERCOT supply stack - indicative
Sources: ERCOT and Energy Velocity ®, Ventyx.
0
4
8
12
16
20
0 10 20 30 40 50 60 70 80
Cumulative GW
Luminant nuclear plant
Luminant lignite/coal plants
Luminant gas plants
Legend
ERCOT Supply Stack
Luminant plants are typically on the “book-ends”
of the supply stack. ERCOT’s
marginal price is set by natural gas in most hours of the year.

ERCOT Average Daily Profile Of Load And Wind
0
10,000
20,000
30,000
40,000
50,000
60,000
0 4 8 12 16 20 24
Hour
Load
(G W)
0
200
400
600
800
1,000
1,200
1,400
1,600
Wind
Output
(MW)
Average
Load
Average
Wind Output
Sources: Cambridge Energy Research Associates, ERCOT.
ERCOT average daily profile of load and wind output
August 07; mixed measures
Wind operating characteristics necessitate additional resources for reliability.

Texas Wind Additions
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
Pre 01 01 02 03 04 05 06 07 08 09E 10E
RPS
1
Target
of 2,880 MW
by 2009
RPS
1
Target
of 5,880 MW
by 2015
CREZs
Designated
ERCOT SGIA
2
Cumulative wind capacity additions in Texas
Pre-01-10E; MW
1
Renewable Portfolio Standard.
2
Signed Generation Interconnect Agreement; Includes 60MW of January 2009 installed wind capacity.
Source: ERCOT – Jan 2009 System Planning Report to ROS.

ERCOT Reserve Margins
ERCOT reserve margin
06-13; percent
15.8
21.2
18.7
17.8
17.9
19.3
17.6
15.4
0
5
10
15
20
25
06 07 08 09 10 11 12 13
Dec. 15, 2008
2
Year
Targeted minimum
reserve margin is 12.5%
Actuals
1
The ERCOT market currently appears to be reasonably positioned to support
Texas’ needs through 2013.
Historical reserve margins shown in a manner consistent with ERCOT view of subtracting Load Acting as a Resource (LAAR) from system peak load.
Source: ERCOT CDR as of December 15, 2008. Does not reflect events after December 2008, such as Luminant’s plan to retire or mothball approximately 3,800
MW (4,000 MW installed capacity) of natural gas-fueled capacity.
1
2

2
3
75
80
85
90
95
100
50
60
70
80
90
100
Top decile
86.3%
Luminant vs. U.S. lignite fleet net capacity factors
Percent
Luminant 05–07 fleet avg. = 85.5%
Luminant 08 fleet = 82.9%
Luminant Operating Performance
Luminant vs. U.S. nuclear capacity factors
Percent
Top decile
94.9%
Top quartile
93.9%
Median
92.6%
5
10
15
20
25
30
35
Luminant vs. U.S. Nuclear O&M
$/MWh
Top decile
11.51 Median
14.19
Top quartile
12.52
Top quartile
81.7%
Luminant vs. U.S. lignite fleet O&M
$/MWh
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
Top decile
3.3
Top quartile
4.2
Luminant 05–07 fleet avg.  = 96.2%
Luminant 08 fleet = 95.2%
Luminant 05–07 fleet avg. = 3.14
Luminant 08 fleet = 3.29
Luminant 05–07 fleet avg. = 11.57
Luminant 08 fleet = 12.61
1
2007 capacity factor has been adjusted to reflect a normal outage vs. steam generator replacement outage.
2
Increase in $/MWh and decrease in Capacity Factor mainly due to two outages in 2008.
3
Capacity Factors based on nameplate rating of 2300MW
Sources: EUCG; GKS.
Luminant has industry leading performance relative to other baseload generators.
2
1

1
1
Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
~75 Percent complete at 12/31/08
Texas lignite Primary fuel
Late 2009/Mid 10 Commercial operation date
1,600 MW Estimated net capacity
~85 Percent complete at 12/31/08
Texas lignite Primary fuel
Mid 2009 Commercial operation date
581 MW Estimated net capacity
1 Estimates related to construction only.  Design and procurement are essentially complete.
Luminant’s construction of three new lignite-fueled generating units continues to track on time and on budget.

Luminant Is Maintaining The Optionality To
Construct A Next-Generation Nuclear Facility
HEAVY INDUSTRIES, LTD.
…partnering with
…partnering with
a world-class
a world-class
equipment provider…
equipment provider…
Luminant is…
…
…
and leveraging existing
and leveraging existing
site, water rights, and
site, water rights, and
leadership team.
leadership team.
The Nuclear Regulatory Commission accepted Mitsubishi’s design certification application (DCA)
and Luminant’s combined license application (COLA) for review, and the Department of Energy accepted parts 1 and 2 of Luminant’s loan guarantee application (currently on a short list) for two new nuclear generation units, having approximately 1,700 MW (gross) each, at its existing
Comanche Peak nuclear generation site.

1
2
3
BBB Baa3 BBB+ Oncor (Senior Secured)
BBB+
CCC
CCC
B+
CCC
CCC
B-
S&P
BBB- Baa3 Oncor (Senior Unsecured)
B- Caa1 TCEH (Unsecured)
B+ B3 TCEH (Senior Unsecured)
BB Ba3 TCEH (Senior Secured)
CCC+ Caa1 EFC Holdings (Senior Unsecured)
CCC+ Caa1 EFH Corp. (Unsecured)
B+ B3 EFH Corp. (Senior Unsecured)
Fitch Moody’s Debt Security
1 EFH Corp. Cash Pay Notes and EFH Corp. Toggle Notes.
2 TCEH Cash Pay Notes and TCEH Toggle Notes.
3
On February 24, 2009, Moody’s placed the ratings of EFH and TCEH on review for possible downgrade.  Oncor’s ratings and outlook were affirmed.
Credit ratings for EFH Corp. and its subsidiaries
As of 2/24/09; rating agencies credit ratings
EFH Corp. Debt Ratings

1
2
3
4
Free cash flow and net debt
2008; $ millions
Capital expenditures
6
2008 and 2007; $ millions
EFH Corp. liquidity (excluding Oncor);
12/31/07 to 12/31/08; $ billions
EFH Corp. Cash Flow And Liquidity
47 Financing activities not reflected in change in net debt
1,407 Other investing activities
39,201 Net debt at 12/31/07
(1,474) Free cash flow
(106) Increase in net debt
(87) Non-cash changes in net debt 5
(2,978) Capital expenditures (including nuclear fuel)
39,307 Net debt at 12/31/08
1,505 Cash provided by operating activities
2008 Description
(820) TCEH Commodity Collateral Posting Facility
(165) TCEH Term Loan Amortization
(200) EFH Corp. Senior Notes Series C
(1,520) Cash/Restricted Cash
460 Oncor Debt
900 TCEH Revolving Credit Facility
39 All other
1,412 TCEH Delayed Draw Term Loan Facility
39,307 Net debt at 12/31/08
39,201 Net debt at 12/31/07
2008 Description
Net debt reconciliation
12/31/07 to 12/31/08; $ millions
12/31/07
Available
Liquidity
TCEH Delayed
Draw Term
Loan Facility
TCEH
Revolving
Credit Facility
TCEH Letter of
Credit Facility
Cash on Hand 12/31/08
Available
Liquidity
4.8
(1.4)
(0.9)
0.5
1.5
4.5
709 882 Oncor
2,673
16
1,775
6
53
1,716
55
147
524
990
2008
322 TCEH other
35 TXU Energy
2,018 Total Luminant
2,375 Total TCEH
56 Environmental retrofit program
31 Other
550 Existing fleet
3,092 Total capital expenditures
8 Corp. & other
1,381 New build
2007 Description
1
See Appendix –
Regulation G Reconciliations for definition and reconciliation.
2
Includes capitalized interest of $305 million.
3
Excludes investment in money market fund of $142 million.
4
Includes cash provided by common stock transactions of $31 million and a commodity contract deemed to have a significant financing component under GAAP of $37 million, net of debt discounts and issuance costs of $(21) million.
5
Principally amortization of debt fair value adjustment due to purchase accounting.
6
Excludes capitalized interest of $305 million for 2008 and $132 million for 2007.
1

1
Debt Maturity Schedule
EFH Corp. annual long-term debt maturities
As of 12/31/08, 09-14 and thereafter; $ millions
2009 2010 2011
289
253
715
948
952
20,399
17,166
19,381
7,917
6,249
3,000
284
650
700
231
2012 2013 2014 Thereafter
1
Excludes borrowings under the TCEH and Oncor Revolving Credit Facility maturing in 2013, the Deposit Letter of Credit Facility maturing in 2014, Oncor Electric Delivery Transition
Bonds, and unamortized discounts and premiums.  Includes amortization of the $4.1 billion DDTL and additional debt to be issued in May 2009 related to the PIK election of the EFH and TCEH Toggle Notes.
TCEH
EFH Corp./Other
Oncor
271 238
700
Relatively low long-term debt maturities through 2013.

EFH Business Services
EFH
Business
Services
Finance Public Affairs Legal
Human
Resources
Controller
Internal Audit
Financial Planning
Tax
Risk Management
Treasury
Performance Improvement
Information Technology
Human Resources
Administrative Services
Federal Advocacy
State Advocacy
Communications
State and Local Public
Affairs
EFH Business Services provides centralized, shared services to the business units.

Energy Future Holdings

ONCOR

TXU Energy

Luminant

Key Commitments Key Commitments
EFH Corp. Stakeholder Commitments
Entity Entity
Create a Sustainable Energy Advisory Board (SEAB) to advise the company on environmental policies
Maintain employee compensation, health benefits and retirement programs through end of 2008
Voluntarily filed for PUC review of LBO with regard to Oncor
Minimum capital spending of $3.6 billion over a five-year period
Demand reduction program including an additional 5-year, $100 million investment in conservation and energy efficiency
Deliver 15% residential price cut to legacy PTB customers
Guarantee price protection against rising electricity costs through
December 2009 for those customers
Five-year commitment, through 2012, to invest $100 million in innovative energy efficiency and conservation approaches, including new tools for customers to manage their own electricity usage
Terminate eight planned coal-fueled units
Provide increased investment in alternative energy
Double wind energy purchases to 1,500 MW
1 indicates completed or in progress.
We are honoring our commitments to key stakeholders.
Status
1

Financial Definitions
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense
(benefit) plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles. In order to facilitate a meaningful comparison, GAAP results for the fourth quarter 2007 and full year 2007 as presented in this release reflect the combination of the results of the periods before and after the October 10, 2007 Merger date.
GAAP
The purchase method of accounting for a business combination as prescribed by Statement of Financial
Accounting Standards No. 141, “Business Combinations,” whereby the cost or “purchase price” of a business combination, representing the amount paid for the equity and direct transaction costs, are allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such non-cash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger. Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization, other income and interest expense in the income statement.
Purchase Accounting
Total debt, including securitization and Commodity Collateral Posting Facility, less cash on hand and restricted cash.
Net Debt (non-GAAP)
EBITDA adjusted to exclude interest income, non-cash items, unusual items, interest income, income from discontinued operations and other adjustments allowable under the EFH Corp. Senior Notes bond indenture.
Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes.
Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

3
2
1
Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
Twelve Months Ended December 31, 2008 and 2007
$ millions
(1,291) (496) Oncor EBITDA
- 8,000 Impairment of goodwill
- (160) Minority interests in earnings of consolidated subsidiaries
- 3 Severance expense
5
22 27 Non-cash compensation expenses (FAS 123R)
4
(25) - Income from discontinued operations, net of tax effect
39 29 Losses on sale of receivables
138 460 Purchase accounting adjustments
757 1,221 Impairment of other assets and inventory write down
(80) (27) Interest income
69 76 Amortization of nuclear fuel
2,278 (2,329) Unrealized net (gain) or loss from hedging and trading transactions
Adjustments to EBITDA (pre-tax):
326 1,582 Oncor distributions/dividends
1,510 4,935 Interest expense and related charges
(3,764)
1,610
(471)
(9,838)
2008
(637) Net loss
(364) Income tax benefit
1,049 Depreciation and amortization
1,558 EBITDA
2007 Factor
Note: Table and footnotes to this table continue on following page

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Twelve Months Ended December 31, 2008 and 2007
$ millions
150 64 Transaction and merger expenses
7
24 45 Transition and business optimization costs
6
1 - Equity losses of unconsolidated affiliate engaged in broadband over power lines
- (21) Insurance settlement proceeds
8
5 100 Expenses incurred to upgrade or expand a generation station
10
4,578
(267)
4,845
35
2008
(33) Restructuring and other
9
4,916 Adjusted EBITDA per Restricted Payments Covenants
978 Add back Oncor adjustments
3,938 Adjusted EBITDA per Debt Incurrence Covenant
2007 Factor
1 Includes $1.253 billion distribution of net proceeds from the sale of a minority interest in Oncor.
2 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
3 Includes impairments of emission allowances and trade name intangible assets, impairment of natural gas-fueled generation fleet and charges related to the cancelled coal-fueled generation facilities.
4 Excludes capitalized amounts.
5 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
6 Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
7 Includes costs related to the Merger, abandoned strategic transactions and a terminated joint venture. Also includes administrative costs related to the cancelled program to develop coal-fueled generation facilities, the Sponsor management fee, costs related to certain growth initiatives and costs related to the sale of a minority interest in Oncor.
8 Includes the amount received for property damage to certain mining equipment.
9 For 2008, includes a litigation accrual and the charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc. For 2007, includes credits related to impaired combustion turbine leases and other restructuring initiatives and nonrecurring activities.
10 Reflects non-capital outage costs.

1
2
3
Table 2: TCEH Adjusted  EBITDA Reconciliation
Twelve Months Ended December 31, 2008 and 2007
$ millions
- 8,000 Impairment of goodwill
21 33 Transition and business optimization costs
5
- 10 Transaction and merger expenses
6
- 3 Severance expense
4
8 10 Non-cash compensation expenses (FAS 123R)
39 29 Losses on sale of receivables
128 413 Purchase accounting adjustments
- 1,210 Impairment of other assets and inventory write down
(281) (60) Interest income
69 76 Amortization of nuclear fuel
2,278 (2,329) Unrealized net (gain) or loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
910 3,918 Interest expense and related charges
(4,263)
1,092
(411)
(8,862)
2008
35 Net income (loss)
(56) Income tax benefit
568 Depreciation and amortization
1,457 EBITDA
2007 Factor
Note: Table and footnotes to this table continue on following page

Table 2: TCEH Adjusted  EBITDA Reconciliation (continued from previous page)
Twelve Months Ended December 31, 2008 and 2007
$ millions
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Includes impairments of emission allowances and trade name intangible assets and impairment of natural gas-fueled generation fleet.
3 Excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Includes costs related to the Merger and costs related to certain growth initiatives.
7 Includes the amount received for property damage to certain mining equipment.
8 For 2008, includes the charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc.  For 2007, includes credits related to impaired combustion turbine leases and other restructuring initiatives and nonrecurring activities.
9 Reflects non-capital outage costs.
10 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
- 15 Other adjustments allowed to determine adjusted EBITDA per Maintenance Covenant
10
- 250 Expenses related to unplanned generation station outages
9
- (21) Insurance settlement proceeds
7
5 100 Expenses incurred to upgrade or expand a generation station
9
3,507
3,242
31
2008
(33) Restructuring and other
8
3,691 Adjusted EBITDA per Maintenance Covenant
3,691 Adjusted EBITDA per Debt Incurrence Covenant
2007 Factor

1
2
1 Transaction and merger expenses
(43) Purchase accounting adjustments
860 Impairment of goodwill
542 EBITDA
316 Interest expense and related charges
492 Depreciation and amortization
221 Income tax expense (benefit)
(45) Interest income
1,315 Adjusted EBITDA
(487) Net income
2008 Description
1 Purchase accounting adjustments include accretion of an adjustment (discount) in value of certain regulatory assets as a result of purchase accounting.
2 Transaction and merger expenses include cash awards and severance expenses.
Table 3: Oncor Adjusted  EBITDA Reconciliation
Twelve Months Ended December 31, 2008
$ millions

Table 4: EFH Corp. Net Debt Reconciliation
As of December 31, 2008
$ millions
39,307 Net debt
(1,322) Restricted cash
(1,689) Cash and cash equivalents
(142) Investments held in a money market fund
Less:
40,838 Long-term debt, less amounts due currently
1,237 Short-term borrowings
385 Long-term debt due currently
42,460 Total debt
12/31/08 Description

Table 5: TCEH Net Debt Reconciliation
As of December 31, 2008
$ millions
28,495 Net debt
(1,254) Restricted cash
(479) Cash and cash equivalents
(142) Investments held in a money market fund
Less:
29,209 Long-term debt, less amounts due currently
900 Short-term borrowings
261 Long-term debt due currently
30,370 Total debt
12/31/08 Description

Table 6: Oncor Net Debt Reconciliation
As of December 31, 2008
$ millions
5,349 Net debt
(67) Restricted cash
(125) Cash and cash equivalents
- Investments held in a money market fund
Less:
5,101 Long-term debt, less amounts due currently
337 Short-term borrowings
103 Long-term debt due currently
5,541 Total debt
12/31/08 Description